CONFORMED COPY

AMENDMENT NO. 5 TO THE

CREDIT AGREEMENT

Dated as of August 3, 2004

AMENDMENT NO. 5 TO THE CREDIT AGREEMENT among ALPHARMA INC., a Delaware corporation ("Holdings"), the banks, financial institutions and other lenders party hereto, and BANK OF AMERICA, as administrative agent and collateral agent (the "Administrative Agent"), as parties to the Credit Agreement referred to below.

PRELIMINARY STATEMENTS:

    Alpharma Operating Corporation, a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (together with the Company and the Subsidiary Borrowers party thereto, the "Borrowers"), Holdings, the Lender Parties and the Administrative Agent have entered into a Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 dated as of December 16, 2002, Amendment No. 2 dated as of April 3, 2003, Amendment No. 3 dated as of December 18, 2003 and Amendment No. 4 dated as of April 19, 2004 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
    Holdings and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
      Amendments to Credit Agreement

      . The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

        The definition of "Consolidated EBITDA" in Article I is amended by inserting after clause "(o)" therein the following new clause to read as follows:

        "plus (p) all cash restructuring charges up to a maximum aggregate amount of $30,000,000 incurred from July 1, 2004 through December 31, 2004 in connection with initiatives designed primarily to reduce selling, general and administrative expenses in worldwide operations".

        The table in Section 5.04(a) is amended in full to read as follows:

Measurement Period	Ratio
December 31, 2001 to September 30, 2002 December 31, 2002 to September 30, 2003 December 31, 2003 to June 30, 2004 September 30, 2004 to December 31, 2004 March 31, 2005 June 30, 2005 and thereafter	5.25:1.0 4.50:1.0 4.00:1.0 4.25:1.0 4.00:1.0 3.50:1.0

        The table in Section 5.04(d) is amended in full to read as follows:

Measurement Period	Ratio
December 31, 2001 to September 30, 2002 December 31, 2002 to September 30, 2003 December 31, 2003 to June 30, 2004 September 30, 2004 to December 31, 2004 March 31, 2005 June 30, 2005 and thereafter	2.50:1.0 3.00:1.0 3.50:1 3.00:1 3.25:1.0 3.50:1.0

      Additional Agreement

      . The undersigned Lenders hereby acknowledge that the Company redeemed $24,455,000 of the October Convertible Notes on June 11, 2004 using, in part, proceeds of Revolving Credit Borrowings, and by this reference do hereby confirm that such redemption is approved in all respects.

      Fees

      . On the date hereof, Holdings shall pay to the Administrative Agent, for the benefit of each Lender that executes this Amendment by no later than 1:00 PM (New York time) on Tuesday, August 3, 2004, an upfront fee equal to 0.10% of the aggregate Commitments of each such Lender under the Credit Agreement as of the date hereof.

      Conditions of Effectiveness

      . This Amendment shall become effective as of the date first above written (or, in the case of Section 2, as of June 11, 2004) when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by Holdings and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment; and Sections 1 and 2 of this Amendment shall become effective as of the date hereof (or, in the case of Section 2, as of June 11, 2004) when and only when the Administrative Agent shall have received (a) the fees specified in Section 3 hereof and the payment of all accrued fees and expenses of the Administrative Agent (including the reasonable accrued fees and expenses of counsel to the Administrative Agent invoiced on or prior to the date hereof) and (b) all of the following documents, each such document dated the date of receipt thereof by the Administrative Agent (unless otherwise specified), in form and substance satisfactory to the Administrative Agent:

          Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties (other than Holdings);
          Certified copies of (A) the resolutions of the Board of Directors of (1) Holdings approving this Amendment and the matters contemplated hereby and (2) each other Loan Party evidencing approval of the Consent and (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and all other matters contemplated hereby;
          A certificate signed by a duly authorized officer of Holdings stating that: (A) the representations and warranties contained in Section 5 hereof and in the Loan Documents are true and correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default.
      Representations and Warranties of Holdings

      . Holdings hereby represents and warrants as follows:

          Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.
          The execution, delivery and performance by each Loan Party of this Amendment and the Consent, as applicable, to which it is a party, are within such Person's corporate or other powers, have been duly authorized by all necessary corporate or other action and do not (i) contravene such Person's Constitutive Documents, (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.
          No Governmental Authorization, and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for the due execution, delivery or performance by any Loan Party of this Amendment or the Consent.
          This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto. This Amendment and the Consent are legal, valid and binding obligations of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with their respective terms.
          There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of its Subsidiaries pending or, to the knowledge any Loan Party, threatened before any Governmental Authority or arbitrator that purports to affect the legality, validity or enforceability of this Amendment or the Consent, or the consummation of any of the transactions contemplated hereby.
          The execution, delivery and performance of this Amendment and the Consent do not adversely affect the Liens created under any of the Collateral Documents.
      Reference to and Effect on the Loan Documents

      . (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

            The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.
            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
      Costs, Expenses

      . The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      Execution in Counterparts

      . This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      Governing Law

. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALPHARMA INC.

By: Matthew T. Farrell
Title: Executive Vice President, Finance & Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent
By: Aamir Saleem
Title: Principal

BANK OF AMERICA, N.A.,
as Collateral Agent and Lender
By: Joseph L. Corah
Title: Principal

Agreed as of the date first above written:
AIM FLOATING RATE FUND By:/s/ __________________ Title:	APEX (TRIMARAN) CDO I, LTD. By: /s/ David M. Millison Title: Managing Director
ARCHIMEDES FUNDING III, LTD. By:/s/ Michael D. Hatley Title: Managing Director	ARCHIMEDES FUNDING IV (Cayman), LTD. By:/s/ Michael D. Hatley Title: Managing Director
ATHENA CDO, LIMITED By: /s/ Mohan V. Phansalkar Title: Managing Director	AVALON CAPITAL LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
AVALON CAPITAL LTD. 2 By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	BANK OF MONTREAL By: /s/ Greg Walker Title:
BEAR STEARNS INVESTMENT PRODUCTS INC. By: /s/ Keith C.Barnish Title: Vice President	BLACK DIAMOND CLO 1998-1 LTD. By:/s/ Alan Corkish Title: Director
BLACK DIAMOND CLO 2000-1 LTD. By:/s/ Alan Corkish Title: Director	BNP PARIBAS OSLO BRANCH By: /s/_Paul Fancois Gauvin Title: Managing Director
BRYN MAWR CLO, LTD. By:/s/ Dale Burrow Title: Senior Vice President	CALLIDUS DEBT PARTNERS CLO FUND II, LTD. By:/s/ Mavis Taintor Title: Managing Director
CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ Marc Berg Title: Authorized Signatory	CAPTIVA III FINANCE LTD. By: /s/ David Dyer Title: Director
CARLYLE HY PARTNERS II LTD By: /s/_Linda Pace Title: Managing Director	CARLYLE HY PARTNERS III LTD By: /s/_Linda Pace Title: Managing Director
CARLYLE HY PARTNERS IV LTD By: /s/_Linda Pace Title: Managing Director	CARLYLE HY PARTNERS, LP By: /s/_Linda Pace Title: Managing Director
CARLYLE LOAN OPPORTUNITY FUND By: /s/_Linda Pace Title: Managing Director	CENTURION CDO II, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations
CENTURION CDO VI, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations	CENTURION CDO VII, LTD. By: /s/ Leanne Stavrakis Title: Director - Operations
CHAMPLAIN CLO LTD. By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	CHARTER VIEW PORTFOLIO By: /s/ Thomas H. B. Ewald Title: Authorized Signatory
CITICORP USA, INC. By: /s/ Allen Fisher Title: Vice President	CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC By: /s/ Maura K. Connor Title: Vice President
CLYDESDALE CLO 2001-1, LTD. By: /s/ Elizabeth Maclean Title: Director	CLYDESDALE CLO 2003, LTD. By: /s/ Elizabeth Maclean Title: Director
COLUMBUS LOAN FUNDING, LTD. TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC By: /s/ Maura K. Connor Title: Vice President	DELANO COMPANY By: /s/ Mohan V. Phansalkar Title: Managing Director
DNB NOR BANK ASA (formerly known as Den Norske Bank ASA) By: /s/ Berit Henriksen Title: Executive Vice President By: /s/ Philip F. Kurpiewski Title: First Vice President	DENALI CAPITAL CLO I LTD. By: /s/ Charles A. Stearns Title: Vice President
DENALI CAPITAL CLO II LTD. By: /s/ Charles A. Stearns Title: Vice President	DENALI CAPITAL CLO III LTD. By: /s/ Charles A. Stearns Title: Vice President
DIVERSIFIED CREDIT PORTFOLIO LTD By: /s/ Thomas H.B. Ewald Title: Authorized Signatory	EMERALD ORCHARD LIMITED By: /s/ Stacey Malek Title: Attorney In Fact
ENDURANCE CLO I, LTD. By: /s/ Michael D. Hatley Title: Managing Director	FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND By: /s/ John H. Costello Title: Assistant Treasurer
FLAGSHIP CLO 2001-1 By: /s/ Eric S. Meyer Title: Director	FLAGSHIP CLO II By: /s/ Eric S. Meyer Title: Director
FOREST CREEK CLO, LTD By: /s/ Dale Burrow Title: Senior Vice President	GALAXY CLO 1999-1 LTD By: /s/ Steven S. Oh Title: Managing Director
HIGHLAND LOAN FUNDING V, LTD. By: /s/ Todd Travers Title: Senior Portfolio Manager	HSH NORDBANK AG By: /s/ Steffen Anderson Title: Head of Commercial Banking Prodcuts By: /s/ Volker Schliecker Title: Deputy Head of Commercial Banking Products
INDOSUEZ CAPITAL FUNDING IIA, LIMITED By: /s/ Charles Krobayashi Title: Principal and Portfolio Manager	ING-ORYX CLO, LTD. By: /s/ Michael D. Hatley Title: Managing Director
INVESCO CBO 2000-1 LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	JUPITER LOAN FUNDING LLC By: /s/ Diana M. Himes Title: Assistant Vice President
KATONAH I, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer	KATONAH II, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer
KATONAH III, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer	KATONAH IV, LTD. By: /s/ Ralph Della Rocca Title: Authorized Officer
KZH CYPRESSTREE-1 LLC By: /s/ Hi Hua Title: Authorized Agent	KZH SOLEIL LLC By: /s/ Hi Hua Title: Authorized Agent
KZH SOLEIL-2 LLC By: /s/ Hi Hua Title: Authorized Agent	KZH STERLING LLC By: /s/ Hi Hua Title: Authorized Agent
LOAN FUNDING IV, LLC By: /s/ Todd Travers Title: Senior Portfolio Manager	LOAN FUNDING VII, LLC By: /s/ Todd Travers Title: Senior Portfolio Manager
LONG GROVE CLO, LIMITED By: /s/ Dale Burrow Title: Senior Vice President	ML CLO XII PILGRIM AMERICA (CAYMAN) LTD. By: /s/ Michael Prince Title: Vice President
MOUNTAIN CAPITAL CLO I LTD. By: /s/ Chris Siddons Title: Director	MOUNTAIN CAPITAL CLO II LTD. By: /s/ Chris Siddons Title: Director
MUIRFIELD TRADING LLC By: /s/ Meredith J. Koslick Title: Assistant Vice President	NATIONAL CITY BANK By: /s/ Michael A. Moose Title: Account Officer
NEAMAN CLO, LTD. By: /s/ Michael D. Hatley Title: Managing Director	NOMURA BOND & LOAN FUND By: /s/ Elizabeth MacLean Title: Director
ORIX FUNDING LLC By: /s/ Diana M. Himes Title: Assistant Vice President	PAMCO CAYMAN, LTD By: /s/ Todd Travers Title: Senior Portfolio Manager
PILGRIM CLO 1999-1 LTD By: /s/ Michael Prince Title: Vice President	PROTECTIVE LIFE INSURANCE COMPANY By: /s/ Diane S. Griswald Title: Assistant Vice President
ROSEMONT CLO, LTD By: /s/ Dale Burrow Title: Senior Vice President	ROYALTON COMPANY By: /s/ Mohan V. Phansalkar Title: Managing Director
SAGAMORE CLO LTD. By: /s/ Thomas H. B. Ewald Title: Authorized Signatory	SARATOGA CLO I, LIMITED By: /s/ Thomas H. B. Ewald Title: Authorized Signatory
SAWGRASS TRADING LLC By: /s/ Diana M. Himes Title: Assistant Vice President	SEABOARD CLO 2000 LTD By: /s/ William A. Hayes Title: Managing Director
SEQUILS-CENTURION V. LTD. By:/s/ Leanne Stavrakis Title: Director - Operations	SEQUILS CUMBERLAND I, LTD. By: /s/ Dale Burrow Title: Senior Vice President
SEQUILS ING-I (HBDGM), LTD. By: /s/ Michael D. Hatley Title: Managing Director	SEQUILS LIBERTY, LTD By: /s/ Thomas H. B. Ewald Title: Authorized Signatory
SMOKY RIVER CDO, L.P. By: /s/ Melissa Marano Title: Authorized Signatory	SPIRIT IV LOAN TRUST 2003-B By: /s/ Rachel L. Simpson Title: Financial Services Officer
THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH By: /s/ Elizabeth A. Quirk Title: Vice President	SUNAMERICA LIFE INSURANCE COMPANY By: /s/ Steven S. Oh Title: Managing Director
THE TRAVELERS INSURANCE COMPANY By: /s/ Matthew J. McInerny Title: Investment Banker	TRS 1 LLC By: /s/ Deborah O'Keeffe Title: Vice President
WINGED FOOT FUNDING TRUST By: /s/ Diana M. Himes Title: Authorized Agent

CONSENT

Dated as of August 3, 2004

Each of the undersigned, as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) each of the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USPD INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA U.S. INC.

By: /s/ Robert F. Wrobel
Title: Secretary

BARRE PARENT CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

G.F. REILLY COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

PARMED PHARMACEUTICALS, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA EURO HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA (BERMUDA) INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USHP INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA US PHARMACEUTICAL LLC

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

MIKJAN CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA NW INC.

By: /s/ Robert F. Wrobel
Title: Secretary

NMC LABORATORIES, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

US ORAL PHARMACEUTICALS PTY LTD

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA PHARMACEUTICALS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

POINT HOLDINGS INC.

By: /s/ John W. LaRocca
Title: Secretary

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA BRANDED PRODUCTS

DIVISION INC.

By: /s/ Robert F. Wrobel
Title: Secretary

PUREPAC PHARMACEUTICAL CO.

By: /s/ John W. LaRocca
Title: Secretary

ALPHARMA INVESTMENT INC.

By: /s/ Robert F. Wrobel
Title: Secretary